SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 16, 2004

MACROPORE BIOSURGERY, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-32501	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Top Gun Street, San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 458-0900

Item 7.           Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit 99.1                        Press release issued by MacroPore Biosurgery, Inc. on August 16, 2004, reported financial results for the quarter ended June 30, 2004.

Item 12.                                        Results of Operation and Financial Condition

Press release issued by MacroPore Biosurgery, Inc. on August 16, 2004, reporting financial results for the quarter ended June 30, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROPORE BIOSURGERY, INC.

Dated:	August 16, 2004	By:	/s/ Christopher J. Calhoun

Christopher J. Calhoun
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press release issued by MacroPore Biosurgery, Inc. on August 16, 2004, reporting financial results for the quarter ended June 30, 2004.